UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RF INDUSTRIES, LTD.
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RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
WILL BE HELD ON SEPTEMBER 3, 2020

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the offices of RF Industries, Ltd., 7610 Miramar Road, Suite 6000, San Diego, California, 92126 on Thursday, September 3, 2020, at 11:00 a.m., for the following purposes:

1.	To elect two members of the Company’s Board of Directors to serve until the 2023 Annual Meeting of Stockholders.

2.	To approve the RF Industries, Ltd. 2020 Equity Incentive Plan.

3.	To conduct an advisory vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement.

4.	To ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

5.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on July 13, 2020 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. Only stockholders of record on July 13, 2020 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This proxy statement and our 2020 Annual Report can be accessed directly at the following internet address: https://materials.proxyvote.com/749552.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail.

I hope you will join us.

By Order of the Board of Directors, Robert Dawson President and Chief Executive Officer

San Diego, California

July 22, 2020

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

PROXY STATEMENT

General

The enclosed proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (“we,” “us” or the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, September 3, 2020, at 11:00 a.m. local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the offices of RF Industries, Ltd., 7610 Miramar Road, Suite 6000, San Diego, California, 92126.

The Notice of Internet Availability is first being mailed to our stockholders on or about July 24, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 3, 2020

The Company’s Notice of Annual Meeting, this proxy statement, the proxy card, and our Annual Report for the fiscal year ended October 31, 2019 are available on the Internet at https://materials.proxyvote.com/749552 and on our website at www.rfindustries.com under “Investor Information.”

Only stockholders of record at the close of business on July 13, 2020, will be entitled to notice of and to vote at the Annual Meeting. On July 13, 2020, there were 9,758,062 shares of common stock outstanding. The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

How can I attend the Annual Meeting?

You may attend the Annual Meeting if you are listed as a stockholder of record as of July 13, 2020 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of July 13, 2020, or a legal proxy if you wish to vote your shares in person at the Annual Meeting.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person shares held in your brokerage account name, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Annual Meeting or are unable to attend. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice of Internet Availability of the proxy materials, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

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By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

●	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

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By Mail — You may do this by marking, dating and signing the enclosed proxy or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

What vote is required for the proposals?

The representation, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Election of Directors (Proposal No. 1). Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The two nominees who receive the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the Annual Meeting will be elected to our Board of Directors. Shares present or represented and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting or represented by proxy where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions and broker “non-votes” will not be counted toward such nominee’s achievement of plurality.

Approval of the 2020 Plan (Proposal No. 2). For the approval of the RF Industries, Ltd. 2020 Equity Incentive Plan (the “2020 Plan”), the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on the matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 3). For the advisory vote on the compensation of our named executive officers, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting on each matter. Shares subject to broker “non-votes” are considered to be not entitled to vote for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Ratification of Independent Accountants (Proposal No. 4). For the ratification of the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2020, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. Shares voted to abstain are included in the number of shares present or represented and voting. Brokers are entitled to vote on this matter without direction from you, and therefore are included in the number of affirmative votes required to achieve a majority.

Other Matters. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

Revocability of Proxies

Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. A proxy may also be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet, telephone, or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters where your broker has discretionary voting authority over your shares. Brokers will have such discretionary authority to vote on Proposal 4 regarding the ratification of the selection of our independent registered public accounting firm for 2020, but not on any of the other proposals.

We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, facsimile or email, and/or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by the Company on Form 8-K within four business days following the Annual Meeting.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the classification of our Board of Directors into three classes of directors, with each class as nearly equal in number as possible, with staggered terms of office. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

The Company’s Board of Directors currently is composed of the following members: Marvin H. Fink, Howard F. Hill, Joseph Benoit, Gerald T. Garland, Sheryl Cefali and Robert Dawson. Two directors are to be elected at the Annual Meeting. The two nominees to be elected at the Annual Meeting are Mr. Fink and Mr. Garland. The directors elected at the Annual Meeting will hold office until their term expires and until their successors are elected and qualified, or until their death, resignation, or removal.

The two nominees receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Mr. Fink and Mr. Garland have agreed to serve if elected. If for any reason either Mr. Fink or Mr. Garland is not a candidate when the election occurs, we intend to vote proxies for the election of a substitute nominee or, in lieu thereof, our Board of Directors may reduce the number of directors in accordance with our Bylaws. Unless otherwise instructed, the proxy holders will vote the proxies received by them in favor of the election of Mr. Fink and Mr. Garland.

A majority of the Directors are “independent directors” as defined by the listing standards of The Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Set forth below is information regarding the nominees and the other current Board members, including information furnished by them as to their principal occupations and their ages:

Name	Age	Director Since
Marvin H. Fink	84	2001
Howard F. Hill	80	1979
Gerald T. Garland	69	2017
Joseph Benoit	66	2013
Sheryl Cefali	58	2019
Robert Dawson	46	2018

Class I - Nominees for Election for a Three-Year Term Expiring at the 2023

Marvin H. Fink is a retired executive. Mr. Fink most recently served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. from October 2002 to March 2005. Prior thereto, Mr. Fink was President of Teledyne’s Electronics Group. Mr. Fink was employed at Teledyne for 39 years. He holds a B.E.E. degree from the City College of New York, an M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley. He is an inactive member of the California Bar.

Gerald T. Garland was most recently Senior Vice President of Solutions Development and Product Management for TESSCO Technologies, a publicly-traded value-added distributor and solutions provider for the wireless industry. Mr. Garland also served as Senior Vice President of the Commercial Division at TESSCO, where he was responsible for sales, business and product development and product management at the Company’s core wireless communications business. He was previously Director of Business Development at American Express Tax and Business Services from 2002 to 2003, where he was involved in an expanded asset recovery capability for Fortune 1000 corporations. From 2000 to 2001, he was Chief Financial Officer at Mentor Technologies, a developer of on-line, Cisco certification training products. Mr. Garland was Chief Financial Officer and Treasurer at TESSCO Technologies from 1993 to 1999 during the Company’s successful Initial Public Offering and oversaw TESSCO’s annual sales expansion from $50 million to over $160 million. Prior to joining TESSCO, Mr. Garland held leadership positions at Bank of America and Stanley Black & Decker. Mr. Garland received his MBA, with a concentration in Finance, from Loyola University and his Bachelor of Science in Business Management and Accounting from Towson University. He is currently the Managing Director at Inscite Consulting, on the Board of Directors and Chief Adviser to the World Trade Center Institute and on the Executive Advisory Board of Patriot Capital. He is also on the Executive Committee of Communications Electronics, Inc. and the Board of SOZO Children.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE FOREGOING NOMINATED DIRECTORS.

Continuing Directors

The following is a description of the incumbent Class II and III directors whose terms of office will continue after the Annual Meeting:

Class II - Directors Continuing in Office Until the 2021 Annual Meeting

Howard F. Hill, a founder of the Company in 1979, served as the Company’s Chief Executive Officer until January 22, 2015. Effective January 22, 2015, Mr. Hill stepped down as the Chief Executive Officer and agreed to serve as the Company’s Chief Operating Officer. Effective April 6, 2015, Mr. Hill announced that he was taking an indefinite medical leave of absence and resigned as the Company’s Chief Operating Officer. On April 7, 2016, Mr. Hill retired as an employee of the Company, but continued to serve on the Company’s Board of Directors. On October 31, 2016, Mr. Hill assumed the position as the unpaid, interim President and Chief Executive Officer of the Company until July 17, 2017, the date that his successor, Robert Dawson, assumed the duties of President and Chief Executive Officer. In addition, from January 18, 2013 until June 7, 2013, Mr. Hill also served as the Company’s interim Chief Financial Officer. Mr. Hill has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He was the President of the Company from July 1993 until July 2011. He has held various positions in the electronics industry over the past 60 years.

Joseph Benoit was appointed to the Board of Directors on April 8, 2013. Mr. Benoit retired from Union Bank in June 2012 after serving in various management and leadership roles for over 20 years. Managing over 100 Union Bank branch offices in Southern California and being the head of Business Banking were among his responsibilities. As an Executive Vice President, he also served as Union Bank’s integration manager for FDIC assisted acquisitions. Mr. Benoit has a B.S. in Business Administration from San Diego State University and an MBA from National University. He is also a graduate of Pacific Coast Banking School and serves as a director on various non-profit boards.

Class III - Directors Continuing in Office Until the 2022 Annual Meeting

Robert Dawson has been the Company’s current President and Chief Executive Officer since July 17, 2017. Effective July 21, 2018, Mr. Dawson was appointed to the Company’s Board to also serve as a director. Prior to joining RF Industries on July 17, 2017, Mr. Dawson was President and CEO of Vision Technology Services, an information technology consulting and project management company that was acquired by BG Staffing. He spent 2007-2013 at TESSCO Technologies, a publicly traded distributor of wireless products and services. At TESSCO Mr. Dawson held multiple executive roles in sales, marketing, product management and strategy culminating with being Vice President of Sales, responsible for TESSCO’s sales organization and leading a team delivering more than $700 million in sales. He joined TESSCO through the 2007 acquisition of NetForce Solutions, a technology training and consulting firm that he co-founded in 2000 and led as the Chief Executive Officer through seven years of growth before being acquired by TESSCO. Mr. Dawson received his Bachelor's degree in Business Administration from Hillsdale College.

Sheryl Cefali was appointed to the Board of Directors on June 7, 2019. Ms. Cefali is a Managing Director in the transactions opinions practice at Duff & Phelps and head of the firm's Los Angeles office. Ms. Cefali has over 25 years of experience rendering fairness and solvency opinions and determining valuations of companies and securities. She is a member of the Fairness and Solvency Opinion Senior Review Committee at Duff & Phelps. Prior to joining Duff & Phelps in 1990, she was a Vice President with Houlihan Lokey. Ms. Cefali received her M.B.A. from the University of Southern California and her B.A. from the University of California at Santa Barbara. Ms. Cefali holds the FINRA Series 7 and 63 licenses. Ms. Cefali also serves as an officer and a director on the board of the Women’s Leadership Council. In January 2019, the Los Angeles Business Journal named Ms. Cefali as one of the Top Women in Banking.

In determining whether the nomination of each current director was appropriate and that each current director is qualified to serve on the Board of Directors, the Board considered the following:

Marvin H. Fink: Mr. Fink has significant experience in a variety of areas important to overseeing the management and operations of this Company, including experience as an executive officer, an engineer and a lawyer. Mr. Fink has been the principal executive officer of a public company as well as the President of Teledyne’s Electronics Group. He has degrees in engineering and law and was involved in the electronics industry for over 40 years.

Howard F. Hill: Mr. Hill is a founder of the Company and has over 60 years of experience in the electronics industry.

Joseph Benoit: Mr. Benoit has significant financial management and banking experience, having served in various executive positions at Union Bank.

Gerald T. Garland: Mr. Garland has significant leadership experience in product management, sales management, corporate strategy, solutions development, global sourcing and financial management. Mr. Garland served as a Chief Financial Officer and Senior Vice President for a leading distributor and solutions provider to the wireless industry for over 18 years. Mr. Garland has also held senior leadership positions with Bank of America, Stanley Black & Decker, American Express and TESSCO Technologies.

Sheryl Cefali: Ms. Cefali has over 30 years of experience rendering fairness and solvency opinions and determining valuations of companies and securities. Ms. Cefali is currently a Managing Director at Duff & Phelps, is the head of that firm’s Los Angeles office, and is a member of that firm’s Fairness and Solvency Opinion Senior Review Committee. Prior to joining Duff & Phelps in 1990, she was a Vice President with Houlihan Lokey.

Robert Dawson: Mr. Dawson has significant leadership experience in sales, marketing, product management and strategy for a leading publicly traded distributor of wireless products and services. Mr. Dawson also served as President and CEO of an information technology consulting and project management company and was a co-founder of a successful telecom and wireless technology training and consulting firm that he co-founded and led for seven years of growth until it was acquired.

Terms of Service

Each director to be elected at the Annual Meeting will hold office until his three-year term expires and until his successor is elected and has qualified, or until his death, resignation, or removal.

Board Leadership Structure

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company are held by separate individuals, with Mr. Fink serving as Chairman of the Board and Robert Dawson serving as Chief Executive Officer and as a director on the Board. Mr. Fink, an independent director, has served as the Chairman of the Board since 2007, and the Company has continuously had a separate Chairman of the Board and Chief Executive Officer since Mr. Fink’s appointment as the Chairman. The Chairman of the Board is appointed by our Board of Directors.

The Board of Directors currently believes that this structure is best for the Company, as it allows Mr. Dawson to focus on the Company’s strategy, business and operations while serving as a liaison between the Board and the Company’s senior management. The Board currently believes the separation of offices is beneficial, because a separate Chairman can provide the Chief Executive Officer with guidance and feedback on his performance and the Chairman provides a more effective channel for the Board to express its views on management. This structure can also enable Mr. Fink and the other members of the Board to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters.

The Board does not believe that a formal policy separating the positions of Chairman of the Board and Chief Executive Officer is necessary. The Board continually evaluates our leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company and our stockholders.

Management

Robert Dawson, has served as our President and Chief Executive Officer since July 17, 2017. See, “Proposal No. 1: Class III - Directors Continuing in Office Until the 2022 Annual Meeting,” above.

Peter Yin, age 37, was appointed as the Company’s Interim Chief Financial Officer and new Corporate Secretary effective as of July 11, 2020. Mr. Yin, who is a Certified Public Accountant and a Certified Fraud Examiner, joined the Company in September 2014 and has served as the Company’s Senior Vice President, Finance & Operations since November 2019. Prior to joining the Company, Mr. Yin worked at Sony Corporation of America in Corporate Audit from 2010 to 2014, and at Grant Thornton in the Assurance practice from 2006 to 2010. Mr. Yin received a Bachelor’s degree from the University of San Diego.

Board of Director Meetings

During the fiscal year ended October 31, 2019, the Board of Directors met seven times, and each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of the Board committees on which he served.

Board Committees

During fiscal 2019, the Board of Directors maintained three committees, the Audit Committee, the Compensation Committee, , and the Nominating and Corporate Governance Committee.

The Audit Committee meets periodically with the Company’s management and independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The Audit Committee also hires the independent registered public accounting firm, and receives and considers the accountant’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest and to conduct internal investigations into whistleblower complaints. During fiscal 2019, the Audit Committee was composed of Mr. Garland (Chair), Mr. Benoit and Ms. Cefali. Each of the current members of the Audit Committee is a non-employee director and is independent as defined under the NASDAQ Stock Market’s listing standards. In addition, each of the members of the Audit Committee has significant knowledge of financial matters, and Mr. Garland is an “audit committee financial expert.” The Audit Committee met five times during fiscal 2019.

The Compensation Committee currently consists of Ms. Cefali (Chair), Mr. Fink, Mr. Garland, and Mr. Benoit each of whom is a non-employee director and is independent as defined under the NASDAQ Stock Market’s listing standards. The Compensation Committee is responsible for considering and recommending to the Board the compensation arrangements for senior management. As part of its other responsibilities, the Compensation Committee provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing the performance of executive officers; reviewing and approving objectives relevant to executive officer compensation; recommending equity-based and incentive compensation plans; and recommending compensation policies and practices for service on our Board of Directors and its committees and for the Chairman of our Board of Directors. The Compensation Committee held three meetings during fiscal 2019, which were attended by all committee members.

The Nominating and Corporate Governance Committee is responsible for developing and recommending corporate governance guidelines to the Board, identifying qualified individuals to become directors, recommending selected nominees to serve on the Board, and overseeing the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee currently consists of Mr. Benoit (Chair), Mr. Fink, Ms. Cefali, and Mr. Garland, each of whom is a non-employee director and is independent as defined under the NASDAQ Stock Market’s listing standards. The Nominating and Corporate Governance Committee held three meetings during fiscal 2019, which were attended by all committee members.

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate pursuant to a written charter, which charters are available on our website at www.rfindustries.com.

Nominating Directors

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, the Nominating and Corporate Governance Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Nominating and Corporate Governance Committee does consider a candidate’s experience, education, industry knowledge, history with the Company, if any, and differences of viewpoint when evaluating his or her qualifications for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board of Directors should consist of individuals who possess the integrity, education, work ethic, experience and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

●	business experience;

●	industry experience;

●	financial background;

●	breadth of knowledge about issues affecting the Company; and

●	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates The Board of Directors will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. The notice must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve, if elected. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communications with Board Members Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees, including its principal executive officer and principal financial officer. The Code of Business Conduct and Ethics is posted on the Company’s website at www.rfindustries.com. The Company intends to disclose any amendments to the Code by posting such amendments on its website. In addition, any waivers of the Code of Business Conduct and Ethics for directors or executive officers of the Company will be disclosed in a report on Form 8-K.

COMPENSATION OF EXECUTIVES AND DIRECTORS

Summary Compensation Discussion and Analysis

The Company’s compensation program currently is designed to recruit and retain as executive officers individuals with the highest capacity to develop, grow and manage our business, and to align their compensation with the Company’s short-term and long-term goals. To do this, the compensation program for executive officers is made up of the following main components: (i) base salary, designed to compensate our executive officers for work performed during the fiscal year; (ii) year-end cash incentive programs, designed to reward the executive officers for achieving yearly performance goals and for their individual performances during the fiscal year; and (iii) equity-based awards, meant to align the executive officers’ interests with the interests of the Company’s stockholders.

The Board has appointed a Compensation Committee, which consists of Ms. Cefali (Chair), Mr. Fink, Mr. Garland, and Mr. Benoit, to assist the Board in discharging its responsibilities relating to compensation matters, including matters relating to compensation programs for directors and executive officers. The Board of Directors believes that each member of the Compensation Committee is an “independent” director as defined by the listing standards of The Nasdaq Stock Market. The Compensation Committee has overall responsibility for evaluating and recommending compensation plans, policies and programs, and compensation and benefits of the Named Executive Officers.

The Compensation Committee attempts to structure the total compensation for the Company’s Named Executive Officers to provide a guaranteed amount of cash compensation in the form of competitive base salaries, while also providing a meaningful amount of annual cash compensation in the form of annual bonuses that is at risk and dependent on both the Company’s performance and on the individual performance of the executives. The Company also seeks to provide a portion of total compensation in the form of equity-based awards under the Company’s stock option plan in order to align the long-term interests of executives with those of the Company’s stockholders and for retention purposes. Historically, the Company has made larger grants of stock options to the Named Executive Officers and other key officers and employees at the time that the officers/key employees first join the Company, which options vest over a longer period of time (often up to nine years). These option grants are supplemented by smaller, annual options grants that are similar to the option grants made to other officers and key employees.

Base salaries for our executive officers are determined by an assessment of the Company’s overall financial and operating performance, each executive officer's experience, duties, responsibilities, performance evaluation and changes in his or her responsibilities. The Company seeks to establish annual base salaries that the Compensation Committee believes are fair and competitive with salaries for executive officers in similar positions and with similar responsibilities in the Company’s marketplace. As part of the 2019 and 2020 executive compensation process, the Compensation Committee engaged an compensation consultant. The consultant that provided the Compensation Committee with advisory services with respect to executive and director compensation, developed a peer group, reviewed the compensation components of the Company’s 2020 program for the Company’s executive officers, and advised the Compensation Committee regarding the components and levels of the executive compensation program, including our incentive and equity-based compensation plans. The Compensation Committee has concluded that no conflict of interest exists that would prevent the consultant from independently advising the Compensation Committee.

The Company’s Named Executive Officers for the fiscal year ended October 31, 2019 were (i) Robert D. Dawson, who was hired to serve as the President and Chief Executive Officer of the Company in July 2017, and (ii) Mark Turfler, who has served as the Company’s Chief Financial Officer since January 2014. Mr. Turfler left the Company on July 10, 2020 and Peter Yin, the Company’s Senior Vice President, Finance & Operations, was promoted as the Company’s Interim Chief Financial Officer.

●

Mr. Dawson’s annual base salary for fiscal 2018 was of $275,000. As of January 3, 2019, the Company increased Mr. Dawson’s salary to $300,000. Upon his two-year anniversary on July 17, 2019, Mr. Dawson’s salary was increased $400,000 on July 17, 2019 in connection with entering into a new employment agreement with Mr. Dawson. In January 2020 Mr. Dawson received a cash bonus of $130,800 as a bonus for his services in the fiscal year ended October 31, 2019.

●

Mr. Turfler’s annual base salary for fiscal 2018 was $170,000. Effective January 3, 2019, the Company increased Mr. Turfler’s base salary to $187,000. In January 2020 Mr. Turfler received a cash bonus of $55,500 as a bonus for his services in the fiscal year ended October 31, 2019.

In December 2018, the Board of Directors adopted corporate goals for the determination of cash bonuses to be paid to certain officers for the current fiscal year ending October 31, 2019. Under the 2019 plan, cash bonuses, if any, will be paid to qualified participating officers of the Company and its subsidiaries based upon (i) the achievement of specified corporate goals and (ii) a review of the subjective personal performance and contribution of each of the officers. The corporate goals apply to all participating officers. The target bonus payable to participating officers could range from 25% of the officer’s annual salary to 75% of such recipient’s 2019 base salary. Cash bonuses were to be based on various earnings per share targets (before payment of bonuses) for the fiscal year ending October 31, 2019. The cash bonus payable to each participating officer is subject to adjustment based upon the subjective performance of such participating officer (subjective performance criteria include, for example, the development and execution of strategic plans, the operations of that officer’s business unit, the exercise of leadership by the officer, the support and development of management and other employees, and the contribution of such officer to the improvement in the Company’s overall business activities and profitability). Under the 2019 compensation plan, the Board and the Compensation Committee reserved the right to modify these goals, criteria and target percentages at any time, and to grant bonuses to the participants even if the performance goals are not met. Plan bonuses were required to be paid within 75 days after the end to the fiscal year to participating officers who are employed with the Company on the date of payment.

Mr. Dawson Mr. Turfler were eligible to participate in the 2019 bonus plan. Under the 2019 bonus plan, the maximum cash bonus payable to all participating officers, including the Chief Executive Officer, was to 75% of the 2019 base salary. On January 9, 2020, the Board reviewed the performance of the various participants under the fiscal 2019 incentive bonus plan and approved bonus payments for the participants based on their varying individual performance levels. The Board determined that Mr. Dawson met all of the goals established for him under the 2019 incentive bonus plan and, accordingly, granted Mr. Dawson his full cash bonus of $130,800. The Board also determined that Mr. Turfler met 60% of his target goals and, accordingly was granted a cash bonus of $55,500.

Adoption of Fiscal Year 2020 Management Incentive Equity and Cash Compensation Plan

On January 9, 2020, the Board adopted an incentive compensation plan for officers (including the named executive officers) and senior managers of the Company and its subsidiaries, under which each participant (i) is eligible to receive a cash payments after the end of the fiscal year as short-term incentive bonus, and (ii) received an equity award as a long-term incentive award.

Cash Incentives. Under the plan adopted by the Board, cash incentive bonuses, if any, will be paid to each officer and senior manager based upon (i) the Company’s achievement of specified corporate goals and (ii) the satisfaction of subjective personal performance and contribution goals established for that participant. The corporate goals will apply equally to all participating officers and managers. The subjective performance of each officer will be evaluated and determined by the Compensation Committee, in its sole discretion, after consultation with the Company’s Chief Executive Officer.

The maximum target cash bonus payable to participants if all of the goals are achieved will range from 15% to 50% of the recipient’s fiscal 2020 base salary. Bonuses will be weighted and based on (i) the Company’s achievement of certain fiscal 2020 revenues (weighted 30%), (ii) earnings before interest, taxes, depreciation and amortization (EBITDA) (weighted 60%), and (iii) individual subjective performance criteria (weighted 10%). The calculation of EBITDA will exclude the impact of any business acquisitions or dispositions effected during the year, earn-out liabilities, and stock option compensation expenses accrued to management. The Board and the Compensation Committee reserve the right to modify these goals, criteria and target percentage at any time, and to grant bonuses to the participants even if the performance goals are not met. In addition, the Board and Compensation Committee may modify the bonus plan targets to reflect significant changes in Company’s business, including changes due to acquisitions or dispositions of businesses or product lines. The 2020 bonuses will be paid within 75 days after the end to the fiscal year to participating officers and managers who are employed with the Company or its subsidiaries on the date of payment.

Equity Awards. In order to provide long term incentives to the Company’s officers and managers, on January 9, 2020 the Board granted participating officers and managers shares of restricted stock and/or options to purchase the Company’s common stock. Provided the participating officer or manager is still employed with the Company or its subsidiaries on the following dates, the shares of restricted stock and the options shall vest over four years as follows: (i) one-quarter of the restricted shares and options shall vest on January 9, 2021; and (ii) the remaining restricted shares and options shall vest in twelve equal quarterly installments over the next three years, commencing with the first quarter following January 9, 2021. The options have a ten-year term and an exercise price of $6.46 per share (which was the closing price of the Company’s common stock on the date of grant).

Mr. Dawson, the Company’s President and Chief Executive Officer, is a participant in the plan and was granted 21,000 shares of restricted stock, and options to purchase 42,000 shares of common stock at an exercise price of $6.46 (the closing price of the Company’s common stock on the date of grant). Mr. Dawson’s shares of restricted stock and the options have the same terms, vesting schedule and price as the equity awards granted to other officers and managers under the equity awards plan. Mr. Dawson was also awarded 5,062 fully-vested shares valued at $32,700.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year, (ii) for each executive officer, other than our Chief Executive Officer, who was employed with the Company on October 31, 2019 and who earned over $100,000 during the fiscal year ended October 31, 2019, and (iii) for any officer who earned over $100,000 during the October 31, 2019 fiscal year but was no longer employed with the Company on October 31, 2019 (the foregoing executives are herein collectively referred to as the “Named Executive Officers”). No other executive officer of the Company received total salary and bonus, in excess of $100,000 in the aggregate, during the fiscal year ended October 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Robert Dawson President and Chief Executive Officer and Director (1)	2019 2018	327,000 259,423	- -	- -	- -	130,800 200,000	(6) (2)	- -	34,946 36,448	(3) (3)	492,746 495,871

Mark Turfler SVP, Chief Financial Officer	2019 2018	187,000 170,000	- -	- -	- -	55,500 123,050	(6) (4)	- -	6,862 20,197	(5) (5)	249,362 313,247

(1)

Mr. Dawson joined the Company as President as of July 17, 2017 at an annual salary of $250,000. Effective July 17, 2018, Mr. Dawson’s annual salary was increased to $275,000. As of January 2, 2019, Mr. Dawson’s salary was increased to $300,000. Upon his two-year anniversary on July 17, 2019, Mr. Dawson’s salary was increased to $400,000.

(2)

For the fiscal year ended October 31, 2018, the Company adopted corporate goals for the determination of cash bonuses to be paid to Robert Dawson, the Company’s Chief Executive Officer.  The target bonus payable to Mr. Dawson was 50% of his 2018 base salary ($250,000) up to 133% based on the achievement by the Company of certain EPS targets and the Company’s subjective determination of his performance for the fiscal year ended October 31, 2018. The Company did achieve its maximum earnings per share targets, and the Board of Directors awarded Mr. Dawson a cash bonus of $200,000.

(3)

As part of his employment agreement, the Company agreed to reimburse Mr. Dawson up to $75,000 for relocation expenses, of which Mr. Dawson was paid $52,397 in the fiscal year ended October 31, 2017 and $22,603 of which was paid in the fiscal year ended October 31, 2018. Mr. Dawson’s other compensation for the fiscal 2019 and 2018 year also includes $34,946 and $13,845, respectively, of accrued vacation.

(4)

For the fiscal year ended October 31, 2018, the Company adopted corporate goals for the determination of cash bonuses to be paid to Mark Turfler, the Company’s Chief Financial Officer.  The target bonus payable to Mr. Turfler was 50% of his 2018 base salary ($170,000) up to 133% based on the achievement by the Company of certain earnings per share targets and the Company’s subjective determination of his performance for the fiscal year ended October 31, 2018.  The Company did achieve its maximum earnings per share targets, and the Board of Directors awarded Mr. Turfler a cash bonus of $123,050.

(5)	Mr. Turfler’s other compensation for the fiscal 2019 and 2018 year consisted of $6,862 and $20,197, respectively, of accrued vacation.

(6)	On January 9, 2020, the Board approved bonus payments of $138,800 for Mr. Dawson and $55,500 for Mr. Turfler under the fiscal 2019 incentive plan.

2019 Option Grants

No options were granted to the Named Executive Officers during the year ended October 31, 2019.

Holdings of Previously Awarded Equity

Equity awards held as of October 31, 2019 by each of our Named Executive Officers were issued under our 2010 Stock Incentive Plan. The following table sets forth outstanding equity awards held by our Named Executive Officers as of October 31, 2019:

Outstanding Equity Awards As Of October 31, 2019

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date

Mark Turfler	60,000		40,000	(1)	5.88	04/11/24
Robert Dawson			70,000	(2)	1.90	07/17/27

(1)	Vests as to 10,000 shares annually following grant on April 11, 2014.
(2)	Vests as to 10,000 shares annually following grant on July 17, 2017.

During the fiscal year ended October 31, 2019, the Company did not adjust or amend the exercise price of stock options awarded to any of the Named Executive Officers.

Employment Agreements; Incentive Plan; Change of Control Arrangements

Employment Agreements

On June 16, 2017, RF Industries, Ltd. entered into an employment letter agreement with Robert D. Dawson, under which Mr. Dawson has served as the Company’s President and Chief Executive Officer since July 17, 2017. Under that agreement, the Company agreed to pay Mr. Dawson an annual base salary of $250,000. Mr. Dawson’s salary was increased to $275,000 upon his one year anniversary, July 17, 2018. As of January 2, 2019, Mr. Dawson’s salary was increased to $300,000. Upon his two-year anniversary on July 17, 2019, on July 17, 2019, RF Industries, Ltd. entered into a new employment letter agreement (the “2019 Agreement”) with Mr. Dawson. The term of the 2019 Agreement is for the two year period ending July 17, 2021. Under the 2019 Agreement, the Company agreed to pay Mr. Dawson an annual base salary of $400,000. Mr. Dawson will be eligible to participate in the Company’s annual bonus plan, pursuant to which he will have the opportunity to earn a year-end bonus equal to fifty percent (50%) of his annual base salary (the “Annual Bonus”). The actual bonus paid may be higher or lower than the Annual Bonus based on the over- or under-achievement of Company and individual objectives as determined by the Company’s Board of Directors or its Compensation Committee. Upon a Change of Control Transaction (as defined in the 2019 Agreement), all of Mr. Dawson’s time based stock options shall immediately vest, whether or not his employment is terminated. If at the time of a Change of Control Transaction Mr. Dawson’s employment is terminated by the Company for any reason other than Cause (as defined), Mr. Dawson will be entitled to receive a change of control cash payment in an amount equal to 12 months of his salary. Mr. Dawson earned a $200,000 cash bonus for fiscal year 2018, and a cash bonus of $138,800 for fiscal year 2019.

In addition, on July 17, 2017, Mr. Dawson received stock options to purchase 100,000 shares of the Company’s common stock. The award has an exercise price of $1.90 vests as to 10,000 shares per year on each anniversary of July 17, 2017 (with 10,000 shares having vested on July 17, 2017) while he is employed by the Company. Mr. Dawson is also eligible to participate in the employee benefit plans and programs generally available to the Company’s senior executives, subject to the terms and conditions of such plans and programs.

Peter Yin was appointed as the Company’s new Interim Chief Financial Officer effective July 11, 2020. Mr. Yin is currently employed on an at-will basis pursuant to an unwritten employment agreement. Mr. Yin’s annual base salary was $175,000 prior to his promotion to Interim Chief Financial Officer. Upon his promotion, Mr. Yin’s annual base salary was increased to $187,000. Mr. Yin is entitled to participate in the Company’s pension, retirement, disability, insurance, medical service, and other employee benefit plans that are generally available to all employees of the Company.

Management Incentive Plan

Both Mr. Dawson and Mr. Yin are eligible to participate in the Company’s cash and equity incentive bonus plan adopted by the Board of Directors for the 2020 fiscal year. Under the 2020 management incentive plan, cash and equity bonuses, if any, will be paid to qualified participating officers of the Company and its subsidiaries, including Messrs. Dawson and Yin, based upon (i) the achievement of specified corporate goals and (ii) a review of the subjective personal performance and contribution of each of the officers. The subjective performance of each officer will be evaluated and determined, in its sole discretion, by the Compensation Committee of the Board after consultation with the Company’s Chief Executive Officer. The corporate goals will apply to all participating officers. See, “Adoption of Fiscal Year 2020 Management Incentive Equity and Cash Compensation Plan,” above.

2010 Equity Incentive Plan

On March 9, 2010, our Board of Directors adopted the 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan was amended to increase the number of shares reserved thereunder for grants. As amended, the Board of Directors had reserved a total of 1,500,000 shares of Common Stock for future issuance under the 2010 Plan. The 2010 Plan was approved by our stockholders at the Annual Meeting of Stockholders held in June 2010. The 2010 Plan provided for awards of incentive stock options, non-qualified stock options, and stock appreciation rights. As of April 30, 2020, options for the issuance of 2,272,010 shares authorized by the 2010 Plan had been granted, of which options for the purchase of 791,518 shares were still outstanding. The 2010 Plan expired on March 8, 2020 and, accordingly, no additional awards may be made under the 2010 Plan.

2020 Equity Incentive Plan

On March 5, 2020, the Company’s Board of Directors adopted the 2020 Equity Incentive Plan (the “2020 Plan”) pursuant to which the Board of Directors reserved an aggregate of 1,500,000 shares of Common Stock for future issuance. For a description of the 2020 Plan, see, “Proposal 2—Approval of RF Industries, Ltd. 2020 Equity Incentive Plan,” below.

Change of Control Arrangements.

The outstanding stock options currently owned by the Company’s principal officers (including Messrs. Dawson and Yin) and division managers provide that, immediately prior to a change of control (as defined in the 2010 Stock Option Plan), all unvested stock options will become fully vested and exercisable. In addition, the shares of restricted stock granted to the non-executive director for his/her services to be rendered during the current year shall also become fully vested upon a change of control event.

The Company has no other change of control payment agreements in effect other than the provision in Mr. Dawson’s employment agreement described above.

Compensation of Directors

Under the compensation policies adopted by the Compensation Committee, directors who also are officers and/or employees of the Company do not receive any compensation for serving on the Board. For the year ended October 31, 2019, non-employee directors (i.e. directors who are not employed by the Company as officers or employees) received $50,000, which amount was paid one-half in cash, and one-half through the grant of stock options to purchase shares of the Company’s common stock.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2019

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)(2)	All Other Compensation	Total

Joseph Benoit	$40,000	-	$25,000	$-	$65,000
Marvin H. Fink	$40,000	-	$25,000	$-	$65,000
Howard F. Hill	$25,000	-	$25,000	$-	$50,000
William Reynolds (3)	$25,000	-	$25,000	$-	$50,000
Gerald Garland	$37,500	-	$25,000	$-	$62,500
Sheryl Cefali (4)	$12,143	-	$10,000	$-	$22,143

(1)

This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.

(2)

On November 11, 2018, the Company granted 6,600 five-year non-qualified options to purchase shares of the Company’s common stock to each of Mr. Marvin Fink (Chairman), Mr. William Reynolds, Joseph Benoit Howard Hill, and Gerald Garland for their services as directors for the fiscal year ended October 31, 2019. The options have an exercise price of $8.07 per share.

(3)	William Reynolds retired from the Board of Directors immediately before the September 3, 2019 annual meeting of stockholders, but was paid for the entire fiscal year ended October 31, 2019.

(4)	Ms. Sheryl Cefali was appointed to the Board on June 7, 2019 and, accordingly, only received a pro-rata amount of the annual compensation for fiscal 2019.

For the current fiscal year ending October 31, 2020, the Company has agreed to pay each non-executive director for his/her services as a member of the Board an amount equal to $50,000 per year, payable one-half in cash and one-half in equity. The director’s annual compensation will be payable based on the twelve-month period following the September 2019 annual meeting of stockholders. Accordingly, the compensation has been annualized over a ten-month period end. The number of shares of restricted stock issued to directors was determined by dividing the annualized equity compensation amount by the 20-day average trailing closing price of the Company’s common stock. The shares of restricted stock vest quarterly over the one-year term (subject to accelerated vesting upon the closing of a sale, merger or other acquisition of the Company, as specified in the Company’s equity incentive plan). In accordance with this compensation arrangement, on November 4, 2019, the Company granted 3,270 shares of restricted stock to each of Mr. Marvin Fink (Chairman), Joseph Benoit, Howard Hill, Gerald Garland, and Ms. Sheryl Cefali for their services as directors for the period ending August 31, 2020.

In addition to compensation payable for serving on the Board, directors are also compensated for serving as the chairpersons of Board committees. Effective November 1, 2019, the Chair of each committee of the Board of Directors is entitled to receive an annual retainer of $15,000, payable quarterly, which retainer was paid in cash for the period ending June 30, 2020, and payable in shares of common stock thereafter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of July 13, 2020 for (i) each director; (ii) the Company’s Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the outstanding shares of our common stock. As of July 13, 2020, there were 9,758,062 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned

Directors and Named Executive Officers

Howard F. Hill	272,621	(2)	2.8%

Marvin H. Fink	142,803	(3)	1.5%

Joseph Benoit	107,719	(4)	1.1%

Gerald T. Garland	86,140	(5)	*

Sheryl Cefali	10,952	(6)	*

Mark Turfler	102,495	(7)	1.0%

Robert Dawson	81,062	(8)	*

Peter Yin	61,139		*

All Directors and Officers as a Group (8 Persons)	864,931	(9)	8.6%

Greater than 5% stockholders

Hytek International, Ltd 9642 Penshurst Trace Charlotte, North Carolina 28210 (10)	848,010		8.7%

Renaissance Technologies LLC 800 Third Avenue New York, New York 10022 (11)	746,700		7.7%

*	Less than 1%

(1)

Shares of common stock that could be acquired by a beneficial owner upon exercise of an option within 60 days from July 13, 2020 are considered outstanding for the purpose of computing the percentage of shares beneficially owned by such owner, but are not considered to be outstanding for any other purpose.

(2)	Includes 45,130 shares that Mr. Hill has the right to acquire upon exercise of options.

(3)	Includes 62,194 shares that Mr. Fink has the right to acquire upon exercise of options.

(4)	Includes 89,533 shares that Mr. Benoit has the right to acquire upon exercise of options.

(5)	Includes 45,130 shares that Mr. Garland has the right to acquire upon exercise of options.

(6)	Includes 3,082 shares that Ms. Cefali has the right to acquire upon exercise of options.

(7)	Includes 100,000 shares that Mr. Turfler has the right to acquire upon exercise of options. Mr. Turfler left the Company as of July 10, 2020.

(8)	Includes 10,000 shares that Mr. Dawson has the right to acquire upon exercise of options.

(9)	Includes 355,069 shares that the directors and officers have the right to acquire upon exercise of options.

(10)	Based on the list of record holders maintained by the Company’s transfer agent and representation from company representatives.

(11)	Based on a Schedule 13G/A jointly filed with the SEC by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation on February 13, 2020.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2019 with respect to the shares of common stock that may be issued under the Company’s existing equity compensation plans:

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	759,088	$4.07	1,405,741	(1)

Equity Compensation Plans Not Approved by Stockholders (2)	130,000	$1.07	-

Total	889,088	$3.63	1,405,741	(1)

(1)

Consists of options granted under the R.F. Industries, Ltd. 2010 Stock Incentive Plan. The 2010 Stock Incentive Plan expired on March 8, 2020. Accordingly, additional equity incentive awards can be granted under this plan.

(2)	Consists of options granted to one key employee of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based solely upon a review of the Section 16(a) reports filed electronically with the SEC by the Company’s executive officers and directors and persons owning more than 10% of the Company’s common stock and upon any written representations received from the Company’s executive officers and directors, to the Company’s knowledge, during the fiscal year ended October 31, 2019, all Section 16(a) reports were timely filed.

PROPOSAL NO. 2:
APPROVAL OF THE RF INDUSTRIES, LTD.
2020 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the RF Industries, Ltd. 2020 Equity Incentive Plan (the “2020 Plan”) at the Annual Meeting. On March 5, 2020, the 2020 Plan was adopted by our Board of Directors, subject to approval by our stockholders. The 2020 Plan is intended to be the successor to the RF Industries, Ltd. 2010 Stock Incentive Plan (the “2010 Plan”).

Why We Are Asking Out Stockholders to Approve the 2020 Plan

On March 9, 2010 our Board adopted the 2010 Plan in order to enable the Company to grant stock options, restricted stock, and other stock awards as long-term incentives to the Company’s employees, directors and consultants. The 2010 Plan was approved by the Company’s stockholders on June 3, 2010. However, the 2010 Plan expired on March 8, 2020, which left the Company with no ability to grant additional equity incentive awards under any formal plan. Accordingly, the Company’s Board of Directors decided to adopt the 2020 Plan as the successor to the 2010 Plan to allow the Company to continue to use a variety of equity incentives in order to secure and retain the services of our employees, directors and consultants and to align their interests with the interests of the Company’s stockholders. Approval of the 2020 Plan by our stockholders will allow the Company to continue to grant stock options, restricted stock and other stock awards to employees, directors and consultants.

Requested Shares

If the 2020 Plan is approved by our stockholders, the aggregate number of shares of common stock available for issuance will be 1,500,000 shares, which represents approximately 14% of the shares of our fully-diluted common stock outstanding as of July 13, 2020. Based on historic grant practices, we estimate that this number of shares should be sufficient to enable the Company to grant equity awards to our employees, directors and consultants for several years.

Why You Should Vote to Approve the 2020 Plan

Equity Awards Are an Important Part of the Company’s Compensation Philosophy.

The 2020 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees, directors and consultants. The purpose of the adoption of the 2020 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, directors and consultants. We continue to believe that equity compensation is a critical component to motivate key employees and directors and effectively aligns their compensation with stockholder interests. Historically, stock options have been the primary focus of our equity program. The potential value of stock options is realized only if our share price increases, and so we believe stock options provide a strong incentive for individuals to work to grow our business and build stockholder value.

Minor Dilution From the 2010 Plan. We Manage Our Equity Award Use Carefully, and the Dilution that Will Result Under the 2020 Plan is Reasonable.

We recognize that equity awards dilute existing stockholders and that, therefore, we must responsibly manage the use of our equity compensation program. However, the adoption of the 2020 Plan is intended to replace the 2010 Plan and the shares that were still available for grant under the 2010 Plan when that plan expired. As of March 8, 2020, the date when the 2010 Plan expired, 1,208,575 shares of our common stock remained available for new awards under the 2010 Plan. The 2020 Plan reserves 1,500,000 shares for future grants. Accordingly, the number of shares reserved under the 2020 Plan does not significantly increase the number of shares that were available under the expired 2010 Plan and, therefore, the adoption of the 2020 Plan will not materially change the number of equity incentive shares that are available as awards under our incentive plans.

We are committed to effectively managing our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholder value by granting the appropriate number of equity incentive awards necessary to attract and reward employees, directors and consultants. Detailed information about equity awards issued in prior years as well as other relevant information is set forth in the “Information for Burn Rate Calculation” table below.

The 2020 Plan Combines Compensation and Governance Best Practices.

Our Board of Directors believes that the 2020 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect compensation and corporate governance best practices, including:

●

Stockholder approval is required for additional shares. The 2020 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2020 Plan authorizes a fixed number for our share reserve and states that stockholder approval is required to issue any additional shares from the 2020 Plan once we have used all shares available for issuance.

●

No discounted stock options or stock appreciation rights. The 2020 Plan requires all stock options and stock appreciation rights to have an exercise price (or strike price) equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●	Repricing is not allowed without stockholder approval. The 2020 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights without prior stockholder approval.

●

Reasonable share counting provisions. In general, when awards granted under the 2020 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, the 2020 Plan prohibits shares tendered to pay the exercise price of an award or shares withheld for payment of taxes to be returned to our share reserve.

●

Awards Subject to Clawback. All awards granted under the 2020 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange on which our common stock is listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the 2020 Plan’s administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as it determines are necessary or appropriate.

●

Limit on Annual Compensation to Non-Employee Directors. The 2020 Plan provides that the annual compensation payable by us to a non-employee director, including the grant date value of stock awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate.

●

Restrictions on Dividends. The 2020 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions), and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.

Historical Grant Information

The following tables set forth information about our historical equity compensation practices.

Overhang. The following table provides information regarding outstanding awards under the 2010 Plan as of April 30, 2020. No new awards may be granted under the 2010 Plan.

As of April 30, 2020
Total number of shares of common stock subject to outstanding stock options granted under the 2010 Plan	791,518
Weighted-average exercise price of these outstanding stock options	$4.61
Weighted-average remaining term of these outstanding stock options (in years)	5.53
Total number of outstanding restricted shares granted under the 2010 Plan	54,850
Total number of our issued and outstanding shares	9,758,062

Information for Burn Rate Calculation. The following table provides information regarding activity related to the 2010 Plan for the periods ended July 22, 2020 and for the fiscal years ended October 31, 2019, 2018 and 2017.

	November 1, 2019 to July 22, 2020	Fiscal 2019	Fiscal 2018	Fiscal 2017
Shares Subject to Options Granted	140,241	124,097	269,635	449,068
Options Cancelled	-0-	5,250	68,085	180,051
Restricted Shares Granted	54,850	-0-	-0-	-0-
Shares Available for Grant	1,208,575	1,405,741	1,524,588	1,726,138
Weighted-Average Common Stock Outstanding	9,712,286	9,358,836	9,105,406	8,915,764
Common Stock Outstanding at End of Period	9,758,062	9,462,267	9,291,201	8,840,895

New 2020 Plan Benefits

No determination has yet been made as to the awards, if any, under the 2020 Plan that any eligible individuals will be granted in the future and, therefore, the benefits to be awarded under the 2020 Plan are not determinable.

Summary of the 2020 Plan

A copy of the 2020 Plan is attached as Appendix A to this Proxy Statement, and we urge stockholders to read it in its entirety. The summary of the principal features of the 2020 Plan that is set forth below is not a complete description of the 2020 Plan and is qualified by the full text of the 2020 Plan.

Types of Awards. The 2020 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards. We refer to these stock awards in this Proposal 2 collectively as the stock awards or awards.

Eligibility. Stock awards may be granted under the 2020 Plan to employees (including officers) and consultants of RF Industries and its subsidiaries, and to members of our Board of Directors. Pursuant to applicable tax law, we may grant incentive stock options only to our employees (including officers) and employees of our affiliates. As of April 30, 2020, we had a total of 286 employees and five non-employee directors who would be eligible to be granted awards under the 2020 Plan.

Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants. The 2020 Plan provides that the compensation payable by us to a non-employee director for services performed as a non-employee director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of awards, cash retainers, committee fees and other compensation, shall not exceed $500,000 in the aggregate during any calendar year. Furthermore, the 2020 Plan provides that a maximum of 100,000 shares of our common stock subject to options and other stock awards may be granted to any non-employee director during any calendar year. The 2020 Plan also provides that no officer, employee or consultant may be granted stock awards covering more than 500,000 shares of our common stock during any calendar year pursuant to stock options, stock appreciation rights and other stock awards.

Administration. The 2020 Plan is administered by our Board of Directors, which may in turn delegate authority to administer the 2020 Plan to a committee. Subject to the terms of the 2020 Plan, the Compensation Committee may determine the recipients, numbers and types of stock awards to be granted, and terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Board of Directors or Compensation Committee also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2020 Plan.

Unless otherwise determined by the Board of Directors, the Compensation Committee shall be comprised of at least two directors, each of whom is (1) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) an “independent director” under applicable rules of The NASDAQ Stock Market LLC, including the independence rules of such stock exchange relating to compensation committee members. The Compensation Committee has the authority to delegate its administrative powers under the 2020 Plan to a subcommittee consisting of members of the Compensation Committee. The 2020 Plan also permits delegation to one or more officers of the ability to determine the recipients, number of shares and types of stock awards (to the extent permitted by law) to be granted to employees other than our officers, subject to a maximum limit on the aggregate number of shares subject to stock awards that may be granted by such officers.

Stock Available for Awards. If this Proposal 2 is approved, the total number of shares of our common stock reserved for issuance under the 2020 Plan will consist of 1,500,000 shares (the “Share Reserve”). The closing price of our common stock on July 13, 2020, as reported on The NASDAQ Capital Market, was $4.50 per share.

The shares of common stock subject to stock awards granted under the 2020 Plan that expire, are forfeited because of a failure to vest, or otherwise terminate without being exercised in full will return to the Share Reserve and be available for issuance under the 2020 Plan. However, any shares that are withheld to satisfy tax requirements or that are used to pay the exercise or purchase price of a stock award will not return to the 2020 Plan.

Appropriate adjustments will be made to the Share Reserve, to the limit on the number of shares that may be issued as incentive stock options, to the limit on the number of shares that may be awarded to any one person in any calendar year and to outstanding awards in the event of any change in our common stock without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, other than the conversion of convertible securities.

Repricing. The 2020 Plan expressly provides that, without the approval of our stockholders, the Board of Directors or the Compensation Committee may not provide for either the cancellation of underwater stock options or stock appreciation rights outstanding under the 2020 Plan in exchange for the grant of new awards, or the amendment of outstanding stock options or stock appreciation rights to reduce their exercise price.

Dividends and Dividend Equivalents. The 2020 Plan provides that (1) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date that such shares have vested, (2) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, without limitation, any vesting conditions), and (3) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to meet any vesting conditions under the terms of the applicable award agreement.

Terms of Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price during a specified period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The Board or Compensation Committee determines the terms of a stock option including the exercise price, the form of consideration paid on exercise, the vesting schedule, restrictions on transfer and the term of the option.

Generally, the exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. Options granted under the 2020 Plan will vest at the rate specified in the option agreement.

The term of an option granted under the 2020 Plan will be determined by the Board or the Compensation Committee, but may not exceed ten years. The Board or Compensation Committee will determine the time period, including the time period following a termination of an optionholder’s continuous service relationship with us or any of our affiliates, during which an optionholder has the right to exercise a vested option. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s continuous service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Unless otherwise provided in the option agreement, if an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of eighteen months in the event of disability and eighteen months in the event of death. The Board and the Compensation Committee has discretion to extend the term of any outstanding option and to extend the time period during which a vested option may be exercised following a termination of continuous service. The Compensation Committee also has discretion to accelerate the vesting of an option or a stock appreciation right following a participant’s termination of continuous service or to provide in an award agreement for continued vesting of an option or a stock appreciation right following a termination of continuous service.

Acceptable forms of consideration for the purchase of our common stock issued under the 2020 Plan may include cash, payment pursuant to a “cashless” exercise program developed under Regulation T as promulgated by the Federal Reserve Board, common stock owned by the participant, payment through a net exercise feature, or other approved forms of legal consideration.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The options or portions of options that exceed this limit are generally treated as nonstatutory stock options. In addition, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2020 Plan is 1,500,000 shares. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

●	The option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

●	The term of any incentive stock option award must not exceed five years from the date of grant.

Terms of Restricted Stock Awards. Restricted stock awards are awards of shares of our common stock. Each restricted stock award is evidenced by an award agreement that sets forth the terms and conditions of the award. A restricted stock award may be granted in consideration for cash, the recipient’s services performed, or to be performed, for us or an affiliate of ours or other form of legal consideration. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture in accordance with the vesting schedule determined at the time of grant. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.

Terms of Restricted Stock Unit Awards. A restricted stock unit is a right to receive stock or cash (or a combination of cash and stock) equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. Each restricted stock unit award is evidenced by an agreement that sets forth the terms and conditions of the award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule determined at grant. When a participant’s continuous service with us or any of our affiliates terminates for any reason, the unvested portion of the restricted stock unit award will be forfeited unless otherwise provided in the restricted stock unit award agreement.

Terms of Stock Appreciation Rights. Stock appreciation rights will be granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The Board or the Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2020 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board or Compensation Committee.

When a stock appreciation right is exercised, the holder is entitled to an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. We may pay the amount of the appreciation in cash or shares of our common stock or a combination of both.

The term of stock appreciation rights granted under the 2020 Plan may not exceed a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if a participant’s continuous service with us, or any of our affiliates, ceases for any reason other than disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of eighteen months in the event of disability and eighteen months in the event of death. The Board and the Compensation Committee have discretion to extend the term of any outstanding stock appreciation right and to extend the time period during which a vested stock appreciation right may be exercised following a termination of continuous service.

Terms of Performance Awards. The 2020 Plan provides for the grant of performance stock awards and performance cash awards. A performance award may vest or be exercised upon achievement of pre-determined performance goals during a specified period. A performance award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board or the Compensation Committee.

Performance-based stock and cash awards may be made subject to various criteria, including one or more of the following criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholders’ equity; (6) return on assets, investment or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit, operating profit or net operating profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) investor relations activities and success; (24) growth of net income or operating income; and (25) any other measures of performance selected by the Board or the Compensation Committee.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the Board or the Compensation Committee may elect to make appropriate adjustments in the method of calculating the attainment of performance goals. In addition, the Board or the Compensation Committee retains the discretion to reduce, eliminate or increase the amount that is payable upon attainment of the specified performance goals. The performance goals may differ from participant to participant and from award to award.

Terms of Other Stock Awards. The Board or the Compensation Committee may grant other forms of stock awards that are valued in whole or in part by reference to the value of the Company’s common stock. Subject to the provisions of the 2020 Plan, the Board or the Compensation Committee have the authority to determine the persons to whom and the dates on which such other stock awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award, and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other stock awards granted under the 2020 Plan. Such other forms of stock awards may be subject to vesting in accordance with a vesting schedule determined at grant.

Corporate Transactions; Changes in Control.

Corporate Transaction. In the event of certain significant corporate transactions, the Compensation Committee has the discretion to take one or more of the following actions with respect to outstanding stock awards under the 2020 Plan:

●	Arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring entity (or its parent company);

●

Arrange for the assignment of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

●	Accelerate the vesting and exercisability of a stock award followed by the termination of the stock award;

●	Arrange for the lapse of any reacquisition or repurchase rights applicable to any shares of our common stock issued pursuant to a stock award; and

●

Arrange for the surrender of a stock award in exchange for a payment equal to the excess of (1) the value of the property the holder of the stock award would have received upon the exercise of the stock award, over (2) any exercise price payable by such holder in connection with such exercise.

The Board or the Compensation Committee need not take the same action for each stock award.

For purposes of the 2020 Plan, a corporate transaction will be deemed to occur in the event of (1) the consummation of a sale of all or substantially all of our consolidated assets, (2) the consummation of a sale of at least 90% of our outstanding securities, (3) the consummation of a merger or consolidation in which we are not the surviving corporation, or (4) the consummation of a merger or consolidation in which we are the surviving corporation but shares of our outstanding common stock are converted into other property by virtue of the transaction.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after specified change in control transactions (as defined in the 2020 Plan), as provided in the stock award agreement or in any other written agreement between us or any affiliate and the participant.

Duration, Suspension, Termination and Amendment of the 2020 Plan. The Board of Directors may suspend or terminate the 2020 Plan at any time. Unless sooner terminated by our Board of Directors, the 2020 Plan shall automatically terminate on March 4, 2030, which is the day before the tenth anniversary of the date the 2020 Plan was adopted by the Board of Directors. No awards may be granted under the 2020 Plan while the 2020 Plan is suspended or after it is terminated.

The Board of Directors may amend the 2020 Plan at any time. However, no amendment or termination of the plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. Furthermore, without stockholder approval, the Board of Directors does not have the right or authority (1) to increase the aggregate number of shares of common stock (including upon the exercise of incentive stock options) that may be issued under the 2020 Plan, other than in connection with specified capitalization adjustments such as stock splits and stock dividends and the other transactions described above under “Stock Available for Awards,” (2) to amend the provisions in the 2020 Plan relating to a prohibition on the repricing of stock awards, (3) to amend the 2020 Plan in any respect that requires stockholder approval under applicable stock exchange rules, or (4) to amend the 2020 Plan in any respect that requires stockholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable law.

Tax Withholding. The Board or the Compensation Committee may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (1) causing the participant to tender a cash payment, (2) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (3) withholding cash from an award settled in cash or from other amounts payable to the participant, or (4) by other method set forth in the award agreement.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the 2020 Plan. The summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2020 Plan. The 2020 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the satisfaction of our tax reporting obligations.

Incentive Stock Options. The 2020 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the optionholder holds a share received on the exercise of an incentive stock option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We will not be allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be allowed an income tax deduction in an amount equal to the taxable ordinary income realized by the optionholder, subject to the provisions of Section 162(m) of the Code summarized below and provided either that the optionholder includes that amount in income or we timely satisfy our tax reporting requirements with respect to that amount.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to, or greater than, the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. Generally, the optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on that date. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the optionholder.

Restricted Stock. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Units. Generally, no taxable income is recognized upon receipt of a restricted stock unit award. The recipient will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant (or cash in lieu of shares is delivered to the recipient) in an amount equal to the fair market value of the shares on the date of delivery. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the recipient.

Stock Appreciation Rights. Generally, stock appreciation rights are subject to similar tax rules as nonstatutory stock options. This means that, generally, no taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received, less any strike price paid for such shares, is recognized as ordinary income to the recipient in the year of such exercise. Subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of taxable ordinary income recognized by the participant.

Section 162(m) of the Code

The Tax Reform and Jobs Act of 2017 generally eliminated the ability to deduct compensation qualifying for the "performance-based compensation" exception under Section 162(m) of the Code for tax years commencing after December 31, 2017. Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016. Under the Tax Reform and Jobs Act, the performance-based pay exception to Section 162(m) was eliminated. The Board of Directors and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2020 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Section 409A of the Code

Some awards under the 2020 Plan may be considered to be deferred compensation subject to special U.S. federal income tax rules under Section 409A of the Code. Failure to satisfy the applicable requirements under these provisions for awards considered deferred compensation would result in the acceleration of income and additional income tax liability to the recipient, including certain penalties. The 2020 Plan is intended to be designed and administered so that any awards under the 2020 Plan that are considered to be deferred compensation will not give rise to any negative tax consequences to the recipient under these provisions.

Equity Compensation Plan Information

See “Equity Compensation Plan Information” described it in the “Executive Compensation” section of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3:
ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Act, as set forth in Section 14A of the Exchange Act, also enables the Company’s stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. At the September 9, 2019 annual meeting of stockholders, our stockholders approved an advisory measure that the stockholders’ advisory vote on executive compensation be held on an annual basis. The Board of Directors determined to follow the stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s executive officers.

As described above in the “Compensation of Executives and Directors” section of this proxy statement, the executive officer compensation programs are designed to support this Company’s business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Summary Compensation Discussion and Analysis” section of the proxy statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our Named Executive Officers. The Compensation Committee believes that the policies and procedures set forth in the Compensation of Executives and Directors section are effective in fulfilling the Company’s objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

Proposal No. 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in the Company’s proxy statement for the 2020 Annual Meeting.

This vote will not be binding on the Board of Directors and may not be construed as overruling any decision by the Board or as creating or implying any change to the fiduciary duties of the Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive officer. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS RESOLUTION.

PROPOSAL NO. 4:
SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected CohnReznick LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

Stockholder ratification of the selection of CohnReznick LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders. A representative of CohnReznick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of CohnReznick LLP.

Audit Fees

The following is a summary of the fees billed to the Company by CohnReznick LLP, the Company’s independent registered public accounting firm, for professional services rendered for the fiscal years ended October 31, 2019 and 2018:

Fee Category	Fiscal 2019 Fees	Fiscal 2018 Fees
Audit Fees	$290,000	$248,000
Audit-Related Fees	-0-	-0-
Total Fees	$290,000	$248,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by CohnReznick LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under “Audit Fees.” The Company did not incur audit-related fees during fiscal 2019 and 2018.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by CohnReznick LLP and the fees billed therefore in fiscal 2019 and 2018 were compatible with maintaining CohnReznick LLP’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2019.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with CohnReznick LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the “PCAOB”).. The Audit Committee has also received the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the PCAOB regarding the auditor’s communications with the Audit Committee concerning independence from the Company and its related entities, and has discussed with CohnReznick LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019.

The Audit Committee has retained CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE Gerald Garland Sheryl Cefali Joseph Benoit

STOCKHOLDER PROPOSALS

A stockholder who intends to submit a proposal at the 2020 annual meeting of stockholders must submit such proposal to the Company no later than March 22, 2021 in order for the proposal to be included in the proxy statement and the form of proxy to be distributed by the Board of Directors in connection with that meeting. Such a stockholder proposal should be submitted to Corporate Secretary, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. Only proper proposals under SEC Rule 14a-8 which are timely received will be included in the 2021 proxy statement. A stockholder who intends to present a proposal at the 2021 annual meeting but not to include the proposal in the Company’s proxy statement, or who intends to nominate a person for election as a director at the 2021 annual meeting, must comply with the requirements set forth in the Company’s Amended and Restated Bylaws including, without limitation, delivering the proposal or nomination to the Company no later than March 22, 2021.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 31, 2019, as filed with the SEC, including financial statements and schedules thereto. Such report was filed with the SEC on December 20, 2019. Requests for copies of such report should be directed to the President, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. The Form 10-K may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORT

The Company’s 2020 Annual Report, which consists of an abridged version of the Form 10-K and which includes audited financial statements for the Company’s fiscal year ended October 31, 2019, is being distributed along with this Proxy Statement. For your additional convenience, the Company is posting a copy of this Proxy Statement, the proxy card, and the Annual Report for the fiscal year ended October 31, 2019 on the Company’s website at www.rfindustries.com, under “Investor Information”, and at https://materials.proxyvote.com/749552.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

Robert Dawson President and Chief Executive Officer

San Diego, California

July 22, 2020

APPENDIX A

RF INDUSTRIES, LTD.

2020 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on March 5, 2020
To be Approved by the Stockholders on September 3, 2020

(1)	GENERAL.

(a)     Eligible Award Recipients. The persons eligible to receive Awards are Employees, Directors and Consultants.

(b)     Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(c)     Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in the value of the Common Stock through the granting of Awards.

(d)     Successor to the 2010 Stock Incentive Plan. The Plan is intended to be the successor to the Company’s 2010 Stock Incentive Plan, and no additional awards may, or shall be made under the 2010 Stock Incentive Plan. All awards made under the 2010 Stock Incentive Plan shall remain subject to the terms of that plan.

(e)     Definitions. Section 13 sets forth the definitions of certain capitalized terms used in the Plan.

(2)	ADMINISTRATION.

(a)     Administration by the Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)     Powers of the Board. The Board shall have the power and authority, subject to, and within the limitations of, the express provisions of the Plan:

(i)       To determine from time to time: (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Awards shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award;

(ii)      To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration; the Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective;

(iii)     To settle all controversies regarding the Plan and Awards granted under it;

(iv)     To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest;

(v)      To amend, suspend or terminate the Plan at any time; provided that amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant;

(vi)     To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 under the Exchange Act;

(vii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant and (B) such Participant consents in writing; notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code;

(viii)   To exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards; and

(ix)     To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

(c)     Delegation to a Committee.

(i)      General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. If administration of the Plan is delegated to a Committee, references in the Plan to the Board shall, as applicable, refer to the Committee or subcommittee to the extent consistent with the Board’s delegation of Plan administration to the Committee.

(ii)     Members of the Committee. Unless otherwise determined by the Board, the Committee shall be comprised of at least two Directors, each of whom shall be an Outside Director. The failure of the Committee to be comprised solely of Outside Directors shall not affect the validity of any action of the Committee (including the grant of any Award) that otherwise complies with the terms of the Plan.

(d)    Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine Fair Market Value pursuant to Section 13(v)(iii).

(e)     Effect of the Board’s Determinations. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f)     No Repricing of Stock Awards or Cancellation and Re-Grant of Stock Awards. Except with respect to adjustments that are made in accordance with Section 9, neither the Board nor any Committee shall have the authority to (i) reduce the exercise price of any outstanding Option or SAR or take any other action that would be treated, for accounting purposes, as a “repricing” of any outstanding Stock Award under the Plan or (ii) cancel and re-grant any outstanding Stock Award under the Plan, unless the stockholders of the Company approve such reduction, cancellation, re-grant or other action within twelve months before or after such reduction, cancellation, re-grant or other action.

(g)     Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, without limitation, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

(3)	SHARES SUBJECT TO THE PLAN.

(a)     Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards granted under the Plan from and after the Effective Date shall not exceed 1,500,000 shares (the “Share Reserve”), of which up to 1,500,000 shares may be issued pursuant to Incentive Stock Options. To the extent permitted by NASDAQ Listing Rule 5635(c)(3) or other applicable national stock exchange rule, shares of Common Stock may be issued by the Company in connection with a merger or acquisition without reducing the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b)     Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall revert to and again become available for issuance under the Plan. Any shares reacquired or withheld by the Company pursuant to Section 8(g) or as consideration for the exercise of an Option shall also revert to and again become available for issuance under the Plan.

(c)     Annual Compensation to Non-Employee Directors; Limitation on Annual Stock Awards to Participants.

(i)       In no event shall the compensation payable by the Company to a Non-Employee Director for services performed as a Non-Employee Director, including, without limitation, the grant date value (determined under U.S. generally accepted accounting principles) of Awards, cash retainers, Committee fees and other compensation, exceed $500,000 in the aggregate during any calendar year, and in no event shall the number of shares of Common Stock subject to Stock Awards (including, without limitation, Options) granted to any Non-Employee Director, subject to the provisions of Section 9(a) relating to Capitalization Adjustments, exceed 100,000 shares during any calendar year.

(ii)      Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, a maximum of 500,000 shares of Common Stock subject to Stock Awards (including, without limitation, Options) may be granted to any Participant other than a Non-Employee Director during any calendar year.

(d)     Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(4)	ELIGIBILITY.

(a)     Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code because the Stock Awards are granted pursuant to a corporate transaction (such as a spin-off transaction) or unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)     Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(5)	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)     Term. The term of each Option and SAR shall be set by the Board in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Option or SAR is granted or five years from the date an Incentive Stock Option is granted to a Ten Percent Stockholder. The Board shall determine the time period, including the time period following any termination of a Participant's Continuous Service, during which the Participant has the right to exercise a vested Option or SAR, which time period may not extend beyond the expiration date of the Option or SAR term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Board may extend the term of any outstanding Option or SAR, and may extend the time period during which a vested Option or SAR may be exercised, in connection with any termination of the Participant's Continuous Service, and may amend any other term or condition of such Option or SAR relating to such a termination of Continuous Service, provided, however, that such term or time period shall not be extended beyond the date described in the first sentence of this paragraph.

(b)     Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be issued with an exercise price (or strike price) lower than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is issued pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)     Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i)       By cash, check, bank draft or money order payable to the Company;

(ii)      Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)     By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)     If the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; and

(v)      In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)     Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR and with respect to which the Participant is exercising the SAR on such date over (ii) the strike price that will be determined by the Board at the time of grant of the SAR. The appreciation distribution in respect to a SAR may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

(e)     Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:

(i)       Restrictions on Transfer. An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii)      Domestic Relations Orders. Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)     Beneficiary Designation. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.

(f)     Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)     Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board. Notwithstanding any provision in the Plan to the contrary, the Board may, in its discretion and subject to whatever terms and conditions it elects, accelerate the vesting of an Option or SAR following a termination of Continuous Service or provide in the Award Agreement for continued vesting of an Option or SAR following a termination of Continuous Service.

(h)     Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement or as otherwise determined by the Board. In addition, unless otherwise provided in a Participant’s Award Agreement or as otherwise determined by the Board, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)     Disability of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date eighteen months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate except as otherwise determined by the Board.

(j)     Death of a Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or except as otherwise extended by the Board, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death or (ii) the Participant dies within the period (if any) specified in the Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Award Agreement) or (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Award Agreement (as applicable), the Option or SAR shall terminate except as otherwise determined by the Board.

(k)     Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or except as otherwise extended by the Board, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the Participant’s Continuous Service terminated, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(6)	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)     Restricted Stock Awards. Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)       Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)      Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)     Termination of a Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)     Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b)     Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)       Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)      Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)     Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)     Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)      Termination of a Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)     Performance Awards.

(i)       Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)      Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Board, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)     Discretion. The Board shall have the right to reduce, eliminate or increase the amount that is payable under a Performance Stock Award or Performance Cash Award by taking into account additional factors that the Board may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

(d)     Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

(7)	COVENANTS OF THE COMPANY.

(a)     Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)     Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)     No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

(8)	MISCELLANEOUS.

(a)     Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b)     Corporate Action Constituting the Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)     Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)     No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreements.

(f)     Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then-currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)     Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h)     Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

(i)     Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants shall be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an Employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, a Participant may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j)     Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall be deemed to incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount shall be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code.

(k)     Clawback Provisions. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company.

(9)	ADJUSTMENTS UPON CHANGES IN THE COMMON STOCK; OTHER CORPORATE EVENTS.

(a)     Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(c)(ii), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)     Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)     Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)       Arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii)      Arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)     Accelerate the vesting of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv)     Arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and

(v)      Make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

(d)     Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.

(10)	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)     Amendment of the Plan. The Board has the power and authority to amend any provision of the Plan at any time; provided, however, that without the approval of the Company’s stockholders given within twelve months before or after any such Plan amendment, the Board shall not have the right or authority (i) to increase the aggregate number of shares of Common Stock (including upon the exercise of Incentive Stock Options) that may be issued under the Plan pursuant to Section 3(a), provided that an increase that is made pursuant to Section 9(a) in connection with a Capitalization Adjustment shall not require stockholder approval and may be made by the Board, (ii) to amend Section 2(f) relating to the repricing, cancellation and re-grant of Stock Awards, (iii) to amend the Plan in any respect that requires stockholder approval under the rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), or (iv) to amend the Plan in any respect that requires stockholder approval under the Code or any other applicable law.

(b)     Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan shall automatically terminate on the day before the tenth anniversary of the date that the Plan was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)     No Impairment of Rights. Unless otherwise provided in the applicable Award Agreement, the amendment, suspension or termination of the Plan shall not impair rights and obligations under any Award that is granted prior to such amendment, suspension or termination, except with the written consent of the affected Participant.

(11)	EFFECTIVE DATE OF THE PLAN.

The Plan shall become effective on the Effective Date. The Plan shall be submitted for the approval of the Company’s stockholders at the 2020 annual meeting of stockholders. Awards may be granted prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest, the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant to such Awards prior to the date that the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained at the 2020 annual meeting of stockholders, all Awards previously granted under the Plan shall be cancelled and become null and void.

(12)	CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(13)	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)     “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)     “Award” means a Stock Award or a Performance Cash Award.

(c)     “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, spin-off, split-off, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(f)     “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or dishonesty that has a material adverse impact on the Company or an Affiliate; (ii) the Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony; (iii) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or an Affiliate that has a material adverse impact on such entity; or (iv) the Participant’s intentional misconduct that has a material adverse impact on the Company or an Affiliate. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)     “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities other than by virtue of a merger, consolidation or similar transaction; notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this clause) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then-outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)      There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)     There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)     Individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (ii) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(h)     “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i)     “Committee” means a committee of two or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j)     “Common Stock” means the common stock of the Company.

(k)     “Company” means RF Industries, Ltd., a Nevada corporation.

(l)     “Consultant” means any individual, including an advisor, who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, provided that such services are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and that such services do not directly or indirectly promote or maintain a market for the Company’s securities. Service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(m)     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)     “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)       The consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)      The consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)     The consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)     The consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(o)     “Director” means a member of the Board.

(p)     “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q)     “Effective Date” means the effective date of the Plan, which is the date set forth on the first page of the Plan on which the Board approved and adopted the Plan; provided, however, that the Plan is subject to approval by the Company’s stockholders at the 2020 annual meeting of stockholders.

(r)     “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)     “Entity” means a corporation, partnership, limited liability company or other entity.

(t)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u)     “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then-outstanding securities.

(v)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable;

(ii)     Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists; and

(iii)     In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w)      “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(x)       “Non-Employee Director” means a Director who not an Employee.

(y)       “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(aa)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(cc)     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)     “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)     “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ff)      “Outside Director” means a Director who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” under applicable rules of The NASDAQ Stock Market LLC (or under the rules of any other national securities exchange on which the Common Stock may subsequently be traded), including the independence rules of such stock exchange relating to compensation committee members.

(gg)     “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity owns, owned, is the owner of or has acquired ownership of securities, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise and has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)     “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)       “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section (6)(c)(ii).

(jj)       “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholders’ equity; (vi) return on assets, investment or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit, operating profit or net operating profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt levels or debt reduction; (xxiv) commercialization of a product or product line; (xxv) implementation, completion or attainment of objectives relating to the development of one or more new products the achievement of commercial or strategic milestones for such products; (xxvi) acquisition of other companies, businesses or product lines; (xxvii) measures of customer satisfaction or retention; (xxviii) strategic transactions, partnerships or joint ventures; (xxix) investor relations activities; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) measures of workforce diversity or retention; (xxxiii) growth of net income or operating income; and (xxxiv) any other measures of performance selected by the Board.

(kk)     “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board may, in its sole discretion, make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and/or the award of bonuses under the Company’s bonus plans; (10) to exclude expenses incurred in the acquisition or disposition of businesses; and (11) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the sole discretion to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(ll)       “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(mm)  “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(nn)     “Plan” means this RF Industries, Ltd. 2020 Equity Incentive Plan, as it may be amended from time to time.

(oo)     “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(pp)     “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(qq)     “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(rr)      “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(ss)      “Securities Act” means the Securities Act of 1933, as amended.

(tt)       “Share Reserve” has the meaning set forth in Section 3(a).

(uu)     “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv)     “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(ww)   “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(xx)     “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(yy)     “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(zz)     “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/02/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/02/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

Nominees

01) Marvin H. Fink 02) Gerald T. Garland

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000472149_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com

RF INDUSTRIES, LTD.
Annual Meeting of Stockholders
September 3, 2020 11:00 AM (PDT)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Robert Dawson and Peter Yin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of RF INDUSTRIES, LTD. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, PDT on September 3, 2020, at RF Industries, Ltd., 7610 Miramar Road, Suite 6000, San Diego, California 92126, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000472149_2 R1.0.1.18